SUPPLEMENT DATED MARCH 27, 2023 TO
THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK ETF TRUST DATED FEBRUARY 1, 2023

IMPORTANT NOTICE REGARDING PORTFOLIO MANAGEMENT

This Supplement updates certain information contained in the above-dated Statement of Additional Information (“SAI”) for VanEck ETF Trust (the “Trust”) regarding VanEck China Bond ETF, VanEck China Growth Leaders ETF and VanEck ChiNext ETF (each, a “Fund”, together, the “Funds”), each a series of the Trust. You may obtain copies of the Funds' SAI free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.
Effective December 13, 2022, Samuel Ren replaced Cai Jing as portfolio manager of China Asset Management (Hong Kong) Limited (the “China Sub-Adviser”) for VanEck China Bond ETF.
Effective December 13, 2022, Haili Wang replaced Max Lan as portfolio manager of the China Sub-Adviser for VanEck China Growth Leaders ETF and VanEck ChiNext ETF. Accordingly, the SAI is supplemented as follows:
1.The information respecting Cai Jing and Max Lan in the section of the SAI titled “Management – Other Accounts Managed by the Portfolio Managers – China Asset Management (Hong Kong) Limited (relating to China Funds only)” is hereby deleted in its entirety and replaced with the following:
The following table lists the number and types of other accounts (excluding the China Funds) advised by the portfolio manager(s) at the China Sub-Adviser and assets under management in those accounts as of the end of the last fiscal year of the Funds they manage, except if otherwise indicated. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent fiscal year end of the relevant funds, except if otherwise indicated.

Portfolio Manager	Other Accounts Managed			Applicable Fiscal Year End
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category
Haili Wang	Registered Investment Companies	19	$2.54 billion	12/31/2022
	Other Pooled Investment Vehicles	0	$0	12/31/2022
	Other Accounts	0	$0	12/31/2022
Samuel Ren*	Registered Investment Companies	3	$130.44 million	4/30/2022
	Other Pooled Investment Vehicles	1	$12.09 million	4/30/2022
	Other Accounts	0	$0	4/30/2022
*Information for Mr. Ren is provided as of December 31, 2022.
Ms. Wang and Mr. Ren manage other funds and mandates, including certain ETFs that may have similar investment strategies to the China Funds, which creates conflicts of interest with respect to portfolio management decisions and execution. Ms. Wang and Mr. Ren expect to manage the China Funds and the accounts that have similar investment strategies to these Funds in accordance with their duties with respect to portfolio management decisions and execution.

2.    The paragraph in the section of the SAI titled “Management – Portfolio Manager Compensation – China Asset Management (Hong Kong) Limited (relating to VanEck China Bond ETF, VanEck China Growth Leaders ETF and VanEck ChiNext ETF only)” is hereby deleted in its entirety and replaced with the following:
The portfolio managers employed by the China Sub-Adviser are paid a base salary and performance-based compensation. The portfolio managers are evaluated from an investment performance perspective, typically over a one-year period, and from a peer evaluation that is completed by the China Sub-Adviser’s whole investment team (including other fund managers and analysts).
3.     The information respecting Cai Jing and Max Lan in the section of the SAI titled “Management – Portfolio Manager Share Ownership” is hereby deleted in its entirety and replaced with the following:
Ms. Wang and Mr. Ren did not own any Shares of the China Funds, as applicable, as of December 31, 2022.

Please retain this supplement for future reference.